UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	May 1, 2024

TENNANT COMPANY

(Exact name of registrant as specified in its charter)

Minnesota	1-16191	41-0572550
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

10400 Clean Street Eden Prairie, Minnesota	55344
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code	(763) 540-1200

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.375 per share	TNC	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

As disclosed in more detail below under Item 5.07, at the Annual Meeting of Shareholders on May 1, 2024 (the “2024 Annual Meeting”), the shareholders of Tennant Company (the “Company”) approved the Tennant Company Amended and Restated 2020 Stock Incentive Plan (the “Amended 2020 Plan”). The Amended 2020 Plan includes the following material changes: (i) increases the shares available for issuance under the plan by 1,100,000 shares, (ii) extends the term of the plan to May 1, 2034, and (iii) removes certain limitations on the maximum number of shares that can be granted under awards to any one participant in any calendar year because the limitation is no longer required following changes to Section 162(m) of the Internal Revenue Code. The material terms of the Amended 2020 Plan are described in the Company’s proxy statement for the 2024 Annual Meeting filed on March 21, 2024, which description is incorporated herein by reference.

Item 5.07 Submission of Matters to a Vote of Security Holders.

The Company held the 2024 Annual Meeting for purposes of electing two directors, ratifying the appointment of Deloitte & Touche LLP as the independent registered public accounting firm of the Company for the year ending December 31, 2024, providing advisory approval on executive compensation, and approving the Tennant Company Amended and Restated 2020 Stock Incentive Plan. Results of shareholder voting on these matters were as follows:

	For	Against	Abstain	Broker Non-Vote
1. Each of the following two Class II directors was elected for a three-year term expiring in 2027, such that the total number of directors is eight:
Azita Arvani	15,906,386	612,765	7,180	848,739
Timothy R. Morse	16,389,920	129,091	7,320	848,739

	For	Against	Abstain	Broker Non-Vote
2. The appointment of Deloitte & Touche LLP as the independent registered public accounting firm of the Company for the year ending December 31, 2024 was ratified.	17,354,297	13,688	7,085

	For	Against	Abstain	Broker Non-Vote
3. Advisory approval of executive compensation was received.	15,768,918	747,098	10,315	848,739

	For	Against	Abstain	Broker Non-Vote
4. The Tennant Company Amended and Restated 2020 Stock Incentive Plan was approved.	15,287,246	1,229,167	9,918	848,739

There were 19,006,003 shares of common stock entitled to vote at the 2024 Annual Meeting and a total of 17,375.070 (91.41%) shares were represented at the meeting.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Tennant Company

Date: May 2, 2024	By:	/s/ Kristin A. Erickson
Kristin A. Erickson
Senior Vice President, General Counsel and Corporate Secretary

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